SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2001


                      INTERNATIONAL BANCSHARES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                          COMMISSION FILE NUMBER 0-9439


                 TEXAS                                  74-2157138
 --------------------------------------    -------------------------------------
      (STATE OR OTHER JURISDICTION                    (I.R.S. EMPLOYER
      OF INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)


    1200 SAN BERNARDO, LAREDO, TEXAS                     78040-1359
 --------------------------------------    -------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611



                                      NONE
                       -----------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS

      ON MARCH 1, 2001, INTERNATIONAL BANCSHARES CORPORATION ISSUED A NEWS RELEASE ANNOUNCING THE DECLARATION ON FEBRUARY 22, 2001 OF A FIFTY-CENT PER SHARE CASH DIVIDEND FOR ALL HOLDERS OF COMMON STOCK, $1.00 PAR VALUE, OF RECORD ON MARCH 30, 2001 SAID CASH DIVIDEND TO BE PAYABLE ON APRIL 16, 2001. THE NEWS RELEASE, ATTACHED HERETO AND FILED HEREWITH AS EXHIBIT 99, IS INCORPORATED HEREIN BY REFERENCE.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      C.    EXHIBITS

            THE FOLLOWING EXHIBIT IS FILED AS PART OF THIS REPORT:

            (99) NEWS RELEASE OF INTERNATIONAL BANCSHARES CORPORATION DATED MARCH 1, 2001.

                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                        INTERNATIONAL BANCSHARES CORPORATION
                          (REGISTRANT)


                        BY: /s/ DENNIS E. NIXON
                            -----------------------------------------
                                DENNIS E. NIXON, PRESIDENT,
                                AND CHIEF EXECUTIVE OFFICER

DATE: MARCH 1, 2001

                                  EXHIBIT INDEX

       EXHIBIT                                            PAGE
       NUMBER                    DESCRIPTION             NUMBER

        99             NEWS RELEASE OF INTERNATIONAL       5
                       BANCSHARES CORPORATION DATED
                       MARCH 1, 2001.